SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 12, 2003


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)



            CALIFORNIA                    0-10652             94-2751350
  (State or other jurisdiction of      (File Number)        (I.R.S. Employer
           incorporation)                                 identification number)


                    300 Park Marina Circle, Redding, CA 96001
                    -----------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

     Item 5:   Other Events


     On March 12, 2003 the registrant issued a Press Release declaring a cash dividend of $0.15 (fifteen cents) per share of common stock. Attached hereto as
Exhibit 99.40 and incorporated herein by this reference is said Press Release dated March 12, 2003.

     Item 7:   Financial Statements and Exhibits

         (c)   Exhibits
               --------

     (99.40)   News Release of North Valley Bancorp dated March 12, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD CZAJKA
                                           -------------------------------------
                                           Edward Czajka
                                           Executive Vice President & CFO
Dated:  March 12, 2003